AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
VARIABLE ANNUITY CONTRACTS
SUPPLEMENT DATED NOVEMBER 21, 2006
TO PROSPECTUSES DATED NOVEMBER 20, 2006

          Currently, insurance obligations under the contracts and certificates issued by AIG Life Insurance Company are guaranteed by National Union Fire Insurance Company of Pittsburgh, Pa. (the "Guarantee").  The Guarantee does not guarantee contract or certificate value or the investment performance of the variable investment options.

          As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee will terminate for prospectively issued contracts and certificates.  The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination.  The Guarantee will continue to cover individual contracts and individual certificates with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full.